UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

May 14, 2019

Date of Report (Date of earliest event reported)

GRIFFIN INDUSTRIAL REALTY, INC.

(Exact name of registrant as specified in charter)

Delaware	06-0868496
(State or other jurisdiction of incorporation)	(IRS Employer Identification No.)

(Commission File Number)	1-12879

641 Lexington Avenue, New York, New York	10022
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code	(212) 218-7910

_____________________________________________________________________________

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2 (b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value per share	GRIF	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On May 14, 2019, Griffin Industrial Realty, Inc. (“Griffin” or “Registrant”) held its Annual Meeting of Stockholders (the “Annual Meeting”). At the Annual Meeting, Griffin’s stockholders approved the First Amendment (the “First Amendment”) to the Griffin Industrial Realty, Inc. 2009 Stock Option Plan (the “Plan”), which was previously approved by Griffin’s Board of Directors (the “Board”). The First Amendment causes the Plan to remain in place through April 3, 2029, the tenth anniversary of the Board’s adoption of the First Amendment.

The foregoing description of the First Amendment does not purport to be complete and is qualified in its entirety by reference to the full text of the First Amendment, which is filed as Exhibit 10.1 to this Form 8-K and incorporated herein by reference.

Item 5.07.	Submission of Matters to a Vote of Security Holders.

(a)	Annual Meeting of Stockholders of Griffin Industrial Realty, Inc.: May 14, 2019

(b)

Proposal 1: Election of Directors. The following persons were elected as Directors to serve until the 2020 Annual Meeting of Stockholders and until their successors are duly elected and qualified, representing all of the directors:

1) Mr. David R. Bechtel was elected a Director with 4,649,574 votes for, 145,339 against and 87 abstentions.

2) Mr. Edgar M. Cullman, Jr. was elected a Director with 4,713,816 votes for, 81,109 against and 75 abstentions.

3) Mr. Frederick M. Danziger was elected a Director with 4,713,954 votes for, 80,859 against and 187 abstentions.

4) Mr. Michael S. Gamzon was elected a Director with 4,720,726 votes for, 74,187 against and 87 abstentions.

5) Mr. Jonathan P. May was elected a Director with 4,527,709 votes for, 267,204 against and 87 abstentions.

6) Ms. Amy Rose Silverman was elected a Director with 4,759,787 votes for, 35,126 against and 87 abstentions.

7) Mr. Albert H. Small, Jr. was elected a Director with 4,655,599 votes for, 139,214 against and 187 abstentions.

There were 203,114 broker non-votes for each nominee.

Proposal 2: The selection of RSM US LLP as Griffin’s independent registered public accountants for fiscal 2019 was ratified with 4,950,569 votes for, 45,952 votes against and 1,593 abstentions.

Proposal 3: The approval, on an advisory (non-binding) basis, of a resolution approving the compensation of Griffin’s named executive officers was approved with 4,760,045 votes for, 8,921 votes against, 26,034 abstentions, and 203,114 broker non-votes.

Proposal 4: The First Amendment to the Griffin Industrial Realty, Inc. 2009 Stock Option Plan to extend the term of such plan was approved with 4,550,212 votes for, 219,332 votes against, 25,456 abstentions, and 203,114 broker non-votes.

Item 9.01.	Financial Statements and Exhibits.

                Exhibit 10.1: First Amendment to the Griffin Industrial Realty, Inc. 2009 Stock Option Plan

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GRIFFIN INDUSTRIAL REALTY, INC.

5

	By:	/s/ Anthony J. Galici
Anthony J. Galici
Vice President, Chief Financial Officer
and Secretary
Date: May 17, 2019